OLD MUTUAL FUNDS II

Old Mutual Cash Reserves Fund

Supplement Dated November 19, 2009

This Supplement updates certain information contained in the currently effective Class A and Class C Shares Prospectus, Class Z and Institutional Class Shares Prospectus, and Statement of Additional Information for the above named fund (the “Cash Reserves Fund”), a series portfolio of Old Mutual Funds II (the “Trust”), each dated July 29, 2009, as supplemented.  You should retain your Prospectus and Statement of Additional Information and any Supplements for future reference. You may obtain an additional copy of the Prospectus or Statement of Additional Information, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

On November 18, 2009, the Board of Trustees of the Trust, including all its independent Trustees (the “Board”), approved the appointment of Dwight Asset Management Company, LLC (“Dwight”) as sub-adviser to the Cash Reserves Fund, to replace Wellington Management Company, LLP.  This appointment will become effective upon shareholder approval of a new investment sub-advisory agreement among the Trust, Old Mutual Capital, Inc., and Dwight.  In addition, the Board approved a modification of the language relating to the Cash Reserves Fund which is contained in the Fund’s fundamental investment restriction on industry concentration.  If approved by shareholders, the fundamental investment restriction on industry concentration will be as follows:

A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit Cash Reserves Fund’s investment in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

The appointment of Dwight as sub-advisor to the Cash Reserves Fund and the modification of the language contained in the Cash Reserves Fund’s fundamental investment restriction on industry concentration are subject to approval by shareholders of the Cash Reserves Fund at a Special Meeting of Shareholders to be held on March 11, 2010, or at any adjournments thereof.

Cash Reserves Fund shareholders of record as of the close of business on December 11, 2009 will receive a Proxy Statement providing notice of the Special Meeting of Shareholders and details regarding the proposals.   The Proxy Statement will also be available on the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting Old Mutual Funds at 888-772-2888.

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Distributor: Old Mutual Investment Partners
R-09- 629  11/2009